UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2022

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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281

(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXDO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement1

On October 17, 2022, Crexendo, Inc. (the “Company”) entered into an Acquisition Agreement with Bryan J. Dancer, an individual (“Seller”), and Allegiant Networks, LLC, a Kansas limited liability company (the “Allegiant Networks”). Seller is the sole member of Allegiant Networks. Pursuant to the Acquisition Agreement, at the closing, the Company shall acquire from Seller one hundred percent (100%) of the membership interests of Allegiant Networks in exchange for (i) a cash payment at closing in the amount of two million dollars ($2,000,000), (ii) a three-year promissory note by the Company in favor of Seller in the amount of one million one hundred thousand dollars ($1,100,000.00), which shall be subject to offsets for breach of representations or other offsets as detailed in the Acquisition Agreement, and (iii) Two Million Four Hundred Sixty-One Thousand Five Hundred Thirty-Eight (2,461,538) shares of the Company’s common stock, par value $0.001 per share (the “Company Shares”),The Company Shares shall be issued pursuant to a valid exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Shares issued in the transaction shall be fully restricted for a period of 6 months from the date of issuance and subject to lock-up thereafter. Pursuant to the lock-up agreement, after 6 months, 25% of the shares will be permitted to be sold, with an additional 25% permitted to be sold every 6-month period thereafter. The Agreement further includes a “break up” fee, that is required to be paid if either party terminates the agreement prior to closing except for a breach of the Agreement or lack of regulatory approval. The Board of Directors of the Company approved the Acquisition Agreement and the transactions contemplated thereby (the “Transaction”).Upon the consummation of the Transaction, Allegiant Networks will be a wholly owned subsidiary of the Company. Closing of the Transaction is subject to third party consents and regulatory approval, customary deliverables, and satisfaction of customary closing conditions.

The foregoing description of the Acquisition Agreement is not complete and is qualified in its entirety by the text of the Acquisition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Acquisition Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Allegiant Networks. The Acquisition Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Acquisition Agreement or other specific dates as well as customary indemnification for transactions of this nature. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Acquisition Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly, and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision. The representations and warranties in the Acquisition Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Allegiant Networks.

ITEM 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. Subject to the satisfaction of all closing conditions, the Company Shares to be issued in connection with the closing of the Transaction will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.]2

ITEM 7.01 Regulation FD Disclosure.

On October 21, 2022, the Company issued a press release announcing the execution of the Acquisition Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Cautionary Notice Regarding Forward Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1*	Acquisition Agreement dated October 17, 2022, by and among Crexendo, Inc., Bryan J. Dancer, and Allegiant Networks, LLC.

99.1	Press Release

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crexendo, Inc.
Dated: October 21, 2022
/s/ Ronald Vincent
By: Ronald Vincent
Chief Financial Officer

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